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Exhibit 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (registration no. 333-87647) and to all references to our Firm included in this Registration Statement.




                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
March 30, 2000